POWER OF ATTORNEY


     The person whose signature appears below constitutes and appoints Howard Karren his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him in his name, place and stead, in his capacity as an officer, director, or both of Chaparral Resources, Inc., a Colorado corporation ("Company"), to sign the Company's Registration Statement on Form S-1, and any and all amendments thereto (including post-effective amendments), and to file the same with the United States Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact or agent or his substitute or substitutes, may do or cause to be done by virtue hereof.

Dated:  April 15, 1998



                                             /s/  Alan D. Berlin
                                             -----------------------------------
                                             Alan D. Berlin

                                POWER OF ATTORNEY


     The person whose signature appears below constitutes and appoints Howard Karren his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him in his name, place and stead, in his capacity as an officer, director, or both of Chaparral Resources, Inc., a Colorado corporation ("Company"), to sign the Company's Registration Statement on Form S-1, and any and all amendments thereto (including post-effective amendments), and to file the same with the United States Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact or agent or his substitute or substitutes, may do or cause to be done by virtue hereof.

Date: April 15, 1998



                                             /s/  Walter A. Carozza
                                             -----------------------------------
                                             Walter A. Carozza

                                POWER OF ATTORNEY


     The person whose signature appears below constitutes and appoints Howard Karren his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him in his name, place and stead, in his capacity as an officer, director, or both of Chaparral Resources, Inc., a Colorado corporation ("Company"), to sign the Company's Registration Statement on Form S-1, and any and all amendments thereto (including post-effective amendments), and to file the same with the United States Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact or agent or his substitute or substitutes, may do or cause to be done by virtue hereof.

Date:  April 13, 1998



                                           /s/  Ted Collins, Jr.
                                           -------------------------------------
                                           Ted Collins, Jr.

                                POWER OF ATTORNEY


     The person whose signature appears below constitutes and appoints Howard Karren his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him in his name, place and stead, in his capacity as an officer, director, or both of Chaparral Resources, Inc., a Colorado corporation ("Company"), to sign the Company's Registration Statement on Form S-1, and any and all amendments thereto (including post-effective amendments), and to file the same with the United States Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact or agent or his substitute or substitutes, may do or cause to be done by virtue hereof.

Date:  April 9, 1998



                                         /s/  David A. Dahl
                                         ---------------------------------------
                                         David A. Dahl

                                POWER OF ATTORNEY


     The person whose signature appears below constitutes and appoints Howard Karren his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him in his name, place and stead, in his capacity as an officer, director, or both of Chaparral Resources, Inc., a Colorado corporation ("Company"), to sign the Company's Registration Statement on Form S-1, and any and all amendments thereto (including post-effective amendments), and to file the same with the United States Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact or agent or his substitute or substitutes, may do or cause to be done by virtue hereof.

Date:  April 15th, 1998



                                            /s/  Peter G. Dilling
                                            ------------------------------------
                                            Peter G. Dilling

                                POWER OF ATTORNEY


     The person whose signature appears below constitutes and appoints Howard Karren his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him in his name, place and stead, in his capacity as an officer, director, or both of Chaparral Resources, Inc., a Colorado corporation ("Company"), to sign the Company's Registration Statement on Form S-1, and any and all amendments thereto (including post-effective amendments), and to file the same with the United States Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact or agent or his substitute or substitutes, may do or cause to be done by virtue hereof.

Date:  April 14, 1998



                                              /s/  John G. McMillian
                                              ----------------------------------
                                              John G. McMillian

                                POWER OF ATTORNEY


     The person whose signature appears below constitutes and appoints Howard Karren his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him in his name, place and stead, in his capacity as an officer, director, or both of Chaparral Resources, Inc., a Colorado corporation ("Company"), to sign the Company's Registration Statement on Form S-1, and any and all amendments thereto (including post-effective amendments), and to file the same with the United States Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact or agent or his substitute or substitutes, may do or cause to be done by virtue hereof.

Date:  April 9, 1998



                                           /s/  Michael J. Muckleroy
                                           -------------------------------------
                                           Michael J. Muckleroy

                                POWER OF ATTORNEY


     The person whose signature appears below constitutes and appoints Howard Karren his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him in his name, place and stead, in his capacity as an officer, director, or both of Chaparral Resources, Inc., a Colorado corporation ("Company"), to sign the Company's Registration Statement on Form S-1, and any and all amendments thereto (including post-effective amendments), and to file the same with the United States Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact or agent or his substitute or substitutes, may do or cause to be done by virtue hereof.

Date:  April 14, 1998



                                           /s/  Arlo G. Sorensen
                                           -------------------------------------
                                           Arlo G. Sorensen